Exhibit 10.2

Execution Version

REGISTRATION RIGHTS AGREEMENT

dated as of

September 19, 2012

among

TGR FINANCIAL, INC.

and

the Holders party hereto

CONFIDENTIAL

i

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of September 19, 2012, is by and among TGR Financial, Inc., a Florida corporation (the “Company”), and each of the Investors party hereto.

WHEREAS, in connection with the formation of the Company and the bank holding company reorganization (the “Holding Company Reorganization”), all of the shares of common stock of the Bank (defined below) have been or will be exchanged for Common Stock (defined below) on a tax-free basis;

WHEREAS, in connection with the purchase by the Investors of common stock of the Bank, which have been or will be exchanged for Common Stock (or, if applicable, Preferred Stock (defined below)) in connection with the Holding Company Reorganization, and from time to time of shares of Common Stock (or, if applicable, Preferred Stock) pursuant to the Investment Agreement (each time, an “Offering”), the parties hereto desire to enter into this Agreement to provide the Holders (defined below) with certain registration and other rights with respect to the Company and the shares of Common Stock (or, if applicable, Preferred Stock).

NOW, THEREFORE, for and in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Definitions. As used in this Agreement, the following terms shall have the following meanings, and terms used herein but not otherwise defined herein shall have the meanings assigned to them in the Stockholders’ Agreement:

“Agreement” shall have the meaning set forth in the Preamble.

“Bank” means First National Bank of the Gulf Coast, a national banking association.

“Common Stock” shall mean the common stock, par value $0.01 per share, of the Company.

“Company” shall have the meaning set forth in the Preamble.

“Company Securities” shall mean (i) the Common Stock and Preferred Stock, (ii) securities convertible into or exercisable or exchangeable for Common Stock and/or Preferred Stock, (iii) any other equity or equity-linked security issued by the Company (including any security that includes an equity component (such as an equity kicker), (iv) options, warrants or other rights to acquire Common Stock, Preferred Stock or any other equity or equity-linked security issued by the Company or (v) any hybrid security issued by an Affiliate of the Company.

“Demand Notice” shall have the meaning set forth in Section 2(a) hereof.

“Demand Registration” shall have the meaning set forth in Section 2(a) hereof.

“Determination Date” means, with respect to any Holder who is not a Permitted Transferee of an Investor and who becomes a Holder pursuant to Section 12(c), the date such Person becomes a Holder.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“FINRA” shall have the meaning set forth in Section 5.

“Holder” shall mean any Investor and any Person set forth on Schedule I under the heading “Holders” and that signs a Holder Counterpart Signature Page attached hereto as Exhibit A, who acquires Registrable Securities from an Investor and becomes a party hereto pursuant to Section 12(c) or is otherwise a party to the Stockholders’ Agreement and this Agreement. For purposes of this Agreement, a Holder and each of its affiliates who are also Holders shall, collectively, be deemed to be one Holder.

“Indemnified Party” shall have the meaning set forth in Section 8(c) hereof.

“Indemnifying Party” shall have the meaning set forth in Section 8(c) hereof.

“Internal Expenses” shall have the meaning set forth in Section 7.

“Investment Agreement” shall mean the Investment Agreement, dated as of September 19, 2012, by and among the Company and the parties thereto.

“Investor” shall mean the parties hereto that are set forth on Schedule I under the heading “Investors.” Each of the Lightyear entities set forth on Schedule I shall collectively constitute one Investor and each of the GMT entities set forth on Schedule I shall collectively constitute one Investor.

“Key Investors” shall mean Lightyear and GMT (and their Permitted Transferees).

“Losses” shall have the meaning set forth in Section 8(a) hereof.

“Maximum Committed Percentage” has the meaning set forth in the Investment Agreement.

“Notice” shall have the meaning set forth in Section 2(a) hereof.

“Offering” has the meaning set forth in the Recitals.

“Permitted Transferee” shall have the meaning set forth in the Stockholders’ Agreement.

“Person” shall mean any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, governmental entity or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

“Piggyback Notice” shall have the meaning set forth in Section 3(a) hereof.

“Piggyback Registration” shall have the meaning set forth in Section 3(a) hereof.

“Preferred Stock” shall mean the preferred stock designated as the “Series A Nonvoting Convertible Preferred Stock”, par value $1.00 per share, of the Company.

“Proceeding” shall mean an action, claim, suit, arbitration or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Public Offering” means an underwritten public offering of Company Securities pursuant to an effective registration statement under the Securities Act, other than pursuant to a registration statement on Form S-4 or Form S-8 or any similar or successor form.

“Qualified Public Offering” shall mean a Public Offering with aggregate proceeds (net of offering expenses) of at least one hundred million dollars ($100,000,000) to the Company.

“Registrable Securities” shall mean (i) the shares of Preferred Stock and Common Stock (including shares of Common Stock issuable upon conversion of shares of Preferred Stock) acquired by the Investors in each Offering and (ii) any shares of Company Securities issued or issuable with respect to such shares of Common Stock by way of share split, share dividend, recapitalization, exchange, merger, consolidation or similar event or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) they are sold pursuant to an effective Registration Statement under the Securities Act, (ii) they are sold pursuant to Rule 144 under the Securities Act, or (iii) they shall have ceased to be outstanding. A Holder of less than 1% of the Company’s outstanding Common Stock shall cease to hold Registrable Securities once such securities can be sold without limitation under Rule 144.

“Registration Statement” shall mean any registration statement of the Company under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” shall mean Rule 144 (or any successor provisions) under the Securities Act.

“SEC” shall mean the U.S. Securities and Exchange Commission or any successor governmental agency.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf Underwritten Offering” shall have the meaning set forth in Section 4 hereof.

“Stockholders’ Agreement” shall mean the Company’s Stockholders’ Agreement, dated September 19, 2012 by and among the Company and the parties thereto.

“Take-Down Notice” shall have the meaning set forth in Section 4 hereof.

“underwritten registration” or “underwritten offering” shall mean a registration in which Company Securities are sold to an underwriter for reoffering to the public.

For purposes of this Agreement unless otherwise provided, any calculation of any number, percentage or majority of shares of Common Stock shall be calculated assuming that all shares of Preferred Stock held by all Stockholders shall have been fully converted into Common Stock prior to such calculation (without regard to any limitations on conversion to which the Preferred Stock may then be subject).

Section 2. Demand Registrations.

(a) Requests for Registration. (i) Subject to the following paragraphs of this Section 2(a), on or after the earlier of (A) the third anniversary of the date hereof and (B) the Qualified Public Offering, each Key Investor shall have the right, by delivering a written notice to the Company, to require the Company to register, pursuant to the terms of this Agreement, under and in accordance with the provisions of the Securities Act, the number of Registrable Securities requested to be so registered pursuant to the terms of this Agreement, provided, that the anticipated aggregate offering price of all Registrable Securities requested to be so registered by all Holders is at least $10,000,000 (any such written notice, a “Demand Notice” and any such registration, a “Demand Registration”); provided, however, that the Company shall not be obligated to file a registration statement relating to any registration request under this Section 2(a) within a period of 120 days after the effective date of (x) any other registration statement relating to any registration request under this Section 2(a) or (y) the Qualified Public Offering, and any request for registration during such period shall be of no force or effect. Following receipt of a Demand Notice for a Demand Registration in accordance with this Section 2(a), the Company shall use its commercially reasonable efforts to file a Registration Statement as promptly as practicable and shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof.

(ii) Within twenty (20) days after receipt by the Company of a Demand Notice in accordance with this Section 2(a), the Company shall give written notice (the “Notice”) of such Demand Notice to all other Holders and shall, subject to the provisions of Section 2(b) hereof, include in such registration all Registrable Securities with respect to which the Company received written requests for inclusion therein within fifteen (15) days after such Notice is given by the Company to such Holders.

(iii) All requests made pursuant to this Section 2 will specify the number of Registrable Securities to be registered and the intended methods of disposition thereof.

(iv) The Company shall be required to maintain the effectiveness of the Registration Statement with respect to any Demand Registration for a period of at least 180 days after the effective date thereof or such shorter period during which all Registrable Securities included in such Registration Statement have actually been sold; provided, further, that the Company shall use its commercially reasonable efforts to keep any shelf registration statement filed on Form S-3 (or other available form that permits forward incorporation of reports filed pursuant to the Exchange Act) continuously effective for a period of at least one year or such shorter period during which all Registrable Securities registered pursuant to such shelf registration statement have been sold in one or more Shelf Underwritten Offerings or otherwise.

(b) Priority on Demand Registration. If any of the Registrable Securities registered pursuant to a Demand Registration are to be sold in a firm commitment underwritten offering, and the managing underwriter or underwriters advise the Holders in writing that, in its view, the total number or dollar amount of Registrable Securities and other Company Securities proposed to be sold in such offering is such as to adversely affect the success of such offering (including, without limitation, Company Securities proposed to be included by other holders of Company Securities entitled to include securities in such Registration Statement pursuant to incidental or piggyback registration rights), then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities that in the good faith opinion of such managing underwriter can be sold without adversely affecting such offering, and such number of Registrable Securities and other Company Securities shall be allocated as follows, unless the underwriter requires a different allocation:

(i) first, pro rata among the Key Investors on the basis of the percentage of Registrable Securities (on an as-converted basis) requested to be included in such Registration Statement by such Key Investors;

(ii) second, pro rata among the Holders (other than the Key Investors) on the basis of the percentage of Registrable Securities (on an as-converted basis) requested to be included in such Registration Statement by such Holders; and

(iii) third, any securities proposed to be registered for the account of any other Persons (including the Company), with such priorities among them as such Persons shall determine.

For purposes of any underwriter cutback, Registrable Securities shall also include any Registrable Securities held by the partners, retired partners, stockholders or affiliates of the Holders, or the estates and family members of any such Holder or such partners and retired partners, any trusts for the benefit of any of the foregoing persons and, at the election of such Holder or such partners, retired partners, trust or affiliates, any charitable organization, in each case to which any of the foregoing shall have distributed, transferred or contributed Registrable Securities prior to the execution of the underwriting agreement in connection with such underwritten offering; provided that such distribution, transfer or contribution occurred not more than 90 days prior to such execution, and such Holder and other persons shall be deemed to be a single selling Holder, and any pro rata reduction (unless the managing underwriter requires a different allocation) with respect to such selling Holder shall be based upon the aggregate amount of Registrable Securities owned by all entities and individuals included in such selling Holder, as defined in this sentence. No securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration.

(c) Postponement of Demand Registration. The Company shall be entitled, by delivering written notice to the Holders requesting registration, to postpone not more than once in any 12-month period, for a reasonable period of time not in excess of 120 days, the filing of a Registration Statement if the Company determines in the good faith judgment of the board of directors of the Company that such registration and offering would reasonably be expected to materially adversely affect or materially interfere with any bona fide material financing of the Company or any material transaction under consideration by the Company or would require disclosure of information that has not been disclosed to the public, the premature disclosure of which would materially adversely affect the Company. Such notice shall contain a statement of the reasons for such postponement and an approximation of the anticipated delay. The Holders receiving such notice shall keep the information contained in such notice confidential subject to the same terms set forth in Section 6(p). If the Company shall so postpone the filing of a Registration Statement, the Key Investor who requested such registration pursuant to Section 2(a) shall have the right to withdraw the request for registration by giving written notice to the Company (which shall promptly forward such notice to any other Holders participating in such proposed offering) at any time prior to the anticipated termination date of the postponement period, as provided in the notice delivered to the Holders.

(d) Number of Demand Notices. In connection with the provisions of this Section 2, each Key Investor shall have the right to deliver (or cause to be delivered) up to three (3) Demand Notices to the Company hereunder. No Demand Registration shall be deemed to have occurred for purposes of this Section 2(d) if the Registration Statement relating thereto (i) does not become effective, (ii) is not maintained effective for the period required pursuant to this Section 2, (iii) the offering of the Registrable Securities pursuant to such Registration Statement is subject to a stop order, injunction, or similar order or requirement of the SEC during such period, or (iv) less than 75% of the Registrable Securities included in an Key Investor’s Demand Notice have been registered pursuant to such Registration Statement as a result of the allocation set forth in Section 2(b).

(e) Revocation of Demand Notice. At any time before the effective date of the Registration Statement relating to a registration of Registrable Securities, the Key Investor giving the Demand Notice with respect to such Demand Registration may revoke such request without liability to itself or to any of the other Holders requesting registration, by providing notice to the Company revoking such request; provided, however, that if another Key Investor has requested to include Registrable Securities in such registration statement pursuant to Section 2(a)(ii) and such other Key Investor has not exercised all of its rights to give Demand Notices, then such other Key Investor can elect to have such registration continue (in which case such registration will count as a Demand Notice of such other Key Investor and such Key Investor shall have all rights related to a Key Investor who provides a Demand Notice). If a Key Investor requesting registration revokes such request, such request shall be considered to be a Demand Registration in accordance with Section 2(d) unless (i) such revocation was made in accordance with Section 2(c), (ii) such revocation was due to a material adverse change in the Company’s business, operations, financial condition, operating results or prospects, or to an action by or omission of the Company or was otherwise caused by the Company, (iii) the revoking Key Investor reimburses the Company for all out-of-pocket expenses of the Company (excluding, for the avoidance of doubt, any Internal Expenses (as defined below)) related to such revoked request or (iv) another Key Investor elects to continue the relevant registration (in which case, it shall count as a Demand Notice for such Key Investor).

(f) Registration Statement Form. If any registration requested pursuant to this Section 2 which is proposed by the Company to be effected by the filing of a Registration Statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with an underwritten Public Offering, and if the managing underwriter shall advise the Company in writing that, in its opinion, the use of another form of Registration Statement is of material importance to the success of such proposed offering or is otherwise required by applicable law, then such registration shall be effected on such other form.

Section 3. Piggyback Registration.

(a) Right to Piggyback. (i) If the Company proposes to file a registration statement under the Securities Act with respect to an offering of Company Securities whether or not for sale for its own account (other than a registration statement (i) on Form S-4, Form S-8 or any successor forms thereto, (ii) filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan or (iii) filed in connection with the Company’s Rights Offering), then, each such time, the Company shall give prompt written notice of such proposed filing at least twenty (20) days before the anticipated filing date (the “Piggyback Notice”) to all Holders. The Piggyback Notice shall offer the Holders the opportunity to include (or cause to be included) in such registration statement the number of Registrable Securities as each such Holder may request (a “Piggyback Registration”). Subject to Section 3(b) hereof, the Company shall include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after notice has been given to the Holders. The eligible Holders shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time at least two (2) business days prior to the effective date of such Piggyback Registration. The Company shall not be required to maintain the effectiveness of the Registration Statement for a Piggyback Registration beyond the earlier to occur of (i) 180 days after the effective date thereof and (ii) consummation of the distribution by the Holders of the Registrable Securities included in such Registration Statement.

(ii) Notwithstanding anything to the contrary set forth herein, if such Piggyback Registration involves an underwritten Public Offering, each Holder requesting Piggyback Registration must sell its Registrable Securities to the selected underwriters on the same terms and conditions as apply to the Company or any other holders of Company Securities on whose behalf the Piggyback Registration was initiated. If at any time after giving notice of its intention to register any Company Securities pursuant to this Section 3(a) and before the effective date of the applicable Registration Statement, the Company shall determine for any reason not to register the securities it had proposed to register, the Company shall give notice to all Holders requesting Piggyback Registration and, thereupon, the Company shall be relieved of its obligations to register any securities to be registered at such time pursuant to this Section 3(a). No registration effected under this Section 3(a) shall relieve the Company of its obligations to effect a Demand Registration to the extent required under Section 2(a).

(b) Priority on Piggyback Registrations. The Company shall use commercially reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit Holders who have submitted a Piggyback Notice in connection with such offering to include in such offering all Registrable Securities included in each Holder’s Piggyback Notice on the same terms and conditions as any other shares of Company Securities included in the offering. Notwithstanding the foregoing, if the managing underwriter or underwriters of such underwritten offering have informed the Company in writing that it is their good faith opinion that the total amount of Company Securities that such Holders, the Company and any other Persons having rights to participate in such registration, intend to include in such offering is such as to adversely affect the success of such offering, then the amount of Company Securities to be offered in such registration shall be reduced to the extent necessary to reduce the total amount of Company Securities to be included in such offering to the amount recommended by such managing underwriter or underwriters and such number of Registrable Securities and other Company Securities shall be allocated as follows:

(i) Priority on Company Registrations. If a Piggyback Registration is not a Demand Registration: (a) first, the securities the Company proposes to sell, (b) second, the Registrable Securities requested to be included in such registration, pro rata among the Holders requesting registration pursuant to Section 3(a) on the basis of the percentage of Registrable Securities (on an as-converted basis) requested to be included in such Registration Statement by such Holders, and (c) third, other securities requested to be included in such registration; and

(ii) Priority on Demand Registrations. If a Piggyback Registration is an underwritten Demand Registration on behalf of the Key Investors, Registrable Securities and other Company Securities shall be allocated as set forth in Section 2(b) hereof.

(c) Nothing in this Section 3 is intended to limit the rights set forth in Section 2 in the event the Piggyback Registration is also a Demand Registration. In such a case, in the event of a conflict between Section 2 and Section 3, Section 2 will prevail. For the avoidance of doubt, except as otherwise set forth herein, all Holders (other than the Key Investors and their Permitted Transferees) shall be limited to their rights to Piggyback Registration in order to sell their Registrable Securities.

Section 4. Shelf-Take Downs. At any time that a shelf registration statement covering Registrable Securities pursuant to Section 2 or Section 3 is effective, if any Key Investor or group of Key Investors delivers a notice to the Company (a “Take-Down Notice”) stating that it intends to effect an underwritten offering of all or part of its Registrable Securities included by it on the shelf registration statement (a “Shelf Underwritten Offering”) and stating the number of Registrable Securities to be included in the Shelf Underwritten Offering, then the Company shall amend or supplement the shelf registration statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Underwritten Offering (taking into account the inclusion of Registrable Securities by any other Holders pursuant to this Section 4). In connection with any Shelf Underwritten Offering:

(a) such proposing Key Investor(s) shall also deliver the Take-Down Notice to all other Persons holding Company Securities (including, without limitation, Registrable Securities) included on such shelf registration statement and permit each such Person to include such Company Securities included on the shelf registration statement in the Shelf Underwritten Offering if such Person notifies the proposing Key Investors and the Company within five (5) business days after delivery of the Take-Down Notice to such Person; and

(b) in the event that the underwriter determines that marketing factors (including an adverse effect on the per share offering price) require a limitation on the number of shares which would otherwise be included in such take down, the underwriter may limit the number of shares which would otherwise be included in such take-down offering in the same manner as described in Section 2(b) with respect to a limitation of shares to be included in a registration.

Section 5. Restrictions on Public Sale by Holders of Registrable Securities. Each Holder agrees, in connection with any underwritten offering of Registrable Securities pursuant to a Registration Statement (whether or not such Holder elected to include Registrable Securities in such Registration Statement), if requested (pursuant to a written notice) by the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of any Registrable Securities (except as part of such underwritten offering), including a sale pursuant to Rule 144, or to make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities, any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for any equity securities of the Company, other than to an Affiliate or other Holder that has agreed to the same restriction, without the prior written consent of the Company or such underwriter, as the case may be, or to give any Demand Notice during the period commencing on the date of the request (which shall be no earlier than seven (7) days prior to the expected “pricing” of such offering) and continuing for not more than 180 days (with respect to the Qualified Public Offering) or 90 days after the date of the Prospectus (or Prospectus supplement if the offering is made pursuant to a “shelf” registration), or such shorter time as shall be required by the managing underwriter, pursuant to which such public offering shall be made, plus an extension period, which shall be no longer than seventeen (17) days, as may be proposed by the managing underwriter to address the regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) regarding the publishing of research, or such lesser period as is required by the managing underwriter; provided, that each Holder will agree to such restricted period only if all executive officers and directors of the Company enter into similar agreements, and the Company has used reasonable best efforts to cause all other holders of at least 5% of the Company’s voting securities to enter into similar agreements.

Section 6. Registration Procedures. Subject to Section 2(c), if and whenever the Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2 and Section 3 hereof, the Company shall effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall cooperate in the sale of the securities and shall, as expeditiously as possible:

(a) prepare and file with the SEC a Registration Statement or Registration Statements on such form as shall be available for the sale of the Registrable Securities by the applicable Holders thereof or by the Company in accordance with the intended method or methods of distribution thereof, and use its reasonable best efforts to cause such Registration Statement to become effective and to remain effective as provided herein (including by means of a shelf registration statement pursuant to Rule 415 under the Securities Act if so requested and if the Company is then eligible to use such registration); provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (excluding documents that would be incorporated or deemed to be incorporated therein by reference), the Company shall furnish or otherwise make available to the Holders of the Registrable Securities covered by such Registration Statement, their counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the reasonable review and comment of such counsel, and such other documents reasonably requested by such counsel, including any comment letter from the SEC, and, if requested by such counsel, provide such counsel reasonable opportunity to participate in the preparation of such Registration Statement and each Prospectus included therein and such other opportunities to conduct a reasonable investigation within the meaning of the Securities Act, including reasonable access to the Company’s books and records, officers, accountants and other advisors, in all cases subject to Section 6(p) below;

(b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective during the period provided herein and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement; and cause the related Prospectus to be supplemented by any Prospectus supplement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act;

(c) notify each selling Holder, its counsel and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a

Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (v) if the Company has knowledge of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (which notice shall notify the selling Holders only of the occurrence of such an event and shall provide no additional information regarding such event to the extent such information would constitute material non-public information);

(d) use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest date reasonably practical;

(e) if requested by the managing underwriters, if any, or any Key Investor, promptly include in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such Key Investor may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received such request; provided, however, that the Company shall not be required to take any actions under this Section 6(e) that are not, in the opinion of counsel for the Company, in compliance with applicable law;

(f) furnish or make available to each selling Holder, its counsel and each managing underwriter, if any, without charge, at least one conformed copy of the Registration Statement, the Prospectus and Prospectus supplements, if applicable, and each post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits, unless requested in writing by such Holder, counsel or underwriter);

(g) deliver to each selling Holder, its counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus) and each amendment or supplement thereto as such Persons may reasonably request from time to time in connection with the distribution of the Registrable Securities; and the Company, subject to the last paragraph of this Section 6, hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto;

(h) prior to any Public Offering, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of such jurisdictions within the United States as any seller or underwriter reasonably requests in writing and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to take any other action that may be necessary or advisable to enable such Holders to consummate the disposition of such Registrable Securities in such jurisdiction; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

(i) cooperate with the selling Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold after receiving written representations from each selling Holder that the Registrable Securities represented by the certificates so delivered by such Holder will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or such Holders may request at least two (2) business days prior to any sale of Registrable Securities in a firm commitment public offering, but in any other such sale, within ten (10) business days prior to having to issue the securities;

(j) upon the occurrence of, and its knowledge of, any event contemplated by Section 6(c)(v) above, prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(k) prior to the effective date of the Registration Statement relating to the Registrable Securities, provide a CUSIP number for the Registrable Securities;

(l) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement;

(m) use its commercially reasonable efforts to cause all Registrable Securities to be offered (i) in connection with the Qualified Public Offering to be listed on an internationally recognized securities exchange and (ii) in connection with any other Public Offering, to be listed on an internationally recognized securities exchange (which, if shares of the particular class of Registrable Securities are at that time listed on an exchange, shall be such exchange) as the case may be, prior to the effectiveness of the relevant Registration Statement;

(n) with respect to any sale of Registrable Securities pursuant to a firm commitment underwritten offering, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) reasonably requested by any Key Investor (including those reasonably requested by the managing underwriters, if any) to expedite or facilitate the disposition of such Registrable Securities, and in such connection, (i) make such representations and warranties to the selling Holders and the underwriters, if any, with respect to the business of the Company and its subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and, if true, confirm the same if and when requested, (ii) use its commercially reasonable efforts to furnish to the selling Holders opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and counsels to the selling Holders), addressed to each selling Holder of Registrable Securities and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and underwriters, (iii) use its commercially reasonable efforts to obtain “cold comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) who have certified the financial statements included in such Registration Statement, addressed to each selling Holder of Registrable Securities (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings and (v) deliver such documents and certificates as may be reasonably requested by any of the Key Investors, their counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to Section 6(n)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder;

(o) make available for inspection by a representative of the selling Holder of Registrable Securities, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorneys or accountants retained by such selling Holders or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any information that is not generally publicly available at the time of delivery of such information shall be kept confidential by such Persons unless (i) disclosure of such information is required by court or administrative order, (ii) disclosure of such information, in the opinion of counsel to such Person, is required by law or applicable legal process, or (iii) such information becomes generally available to the public other than as a result of a non-permitted disclosure or failure to safeguard by such Person. In the case of a proposed disclosure pursuant to

(i) or (ii) above, such Person shall be required to give the Company written notice of the proposed disclosure prior to such disclosure (to the extent permitted by law) and, if requested by the Company, assist the Company in seeking to prevent or limit the proposed disclosure. Without limiting the foregoing, no such information shall be used by such Person as the basis for any market transactions in securities of the Company or its subsidiaries in violation of law;

(p) cause its officers to use their commercially reasonable efforts to support the marketing of the Registrable Securities covered by the Registration Statement (including, without limitation, participation in “road shows”); and

(q) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the FINRA.

The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish to the Company in writing such information required in connection with such registration regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

Each Holder agrees if such Holder has Registrable Securities covered by such Registration Statement that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(c)(ii), 6(c)(iii), 6(c)(iv) or 6(c)(v) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(j) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus; provided, however, that the time periods under Section 2 with respect to the length of time that the effectiveness of a Registration Statement must be maintained shall automatically be extended by the amount of time the Holder is required to discontinue disposition of such securities.

Section 7. Registration Expenses. All reasonable fees and expenses incident to the performance of or compliance with this Agreement by the Company, including, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the SEC and with FINRA and (B) of compliance with securities or Blue Sky laws, including, without limitation, any fees and disbursements of counsel for the underwriters in connection with Blue Sky qualifications of the Registrable Securities pursuant to Section 6(h)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriters, if any, or by any Key Investor), (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company, (v) expenses of the Company incurred in connection with any road show, (vi) fees and disbursements of all independent certified public accountants referred to in Section 6(n)(iii) hereof (including, without limitation, the expenses of any “cold comfort” letters required by this Agreement) and any other Persons, including special experts retained by the Company, (vii) reasonable expenses of the selling Key Investors, including without limitation, fees and disbursements of one counsel for such Key Investors (which counsel shall be subject to the reasonable approval of the Company) whose shares are included in a Registration Statement, which counsel shall be selected mutually by the Key Investors (or if only one Key Investor is participating, then by such Key Investor), and (viii) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including, without limitation, liability insurance if the Company so desires or if the underwriters so require, shall each be borne by the Company whether or not any Registration Statement is filed or becomes effective; provided, however, that the foregoing shall be subject to clause (iii) of the last sentence of Section 2(e) hereof, to the extent applicable. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange and rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company (“Internal Expenses”).

The Company shall not be required to pay (i) fees and disbursements of any counsel retained by any Holder or by any underwriter (except as set forth in clauses 7(i)(B) and 7(vii)), or (ii) any underwriter’s fees (including discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals) relating to the distribution of the Registrable Securities (other than as otherwise set forth in this Section 7).

Section 8. Indemnification.

(a) Indemnification by the Company. In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless, to the fullest extent permitted by law, each Holder whose Registrable Securities are covered by a Registration Statement or Prospectus and each Person who controls each such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and each underwriter, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys’ fees and any legal or other fees or expenses incurred by such party in connection with any investigation or Proceeding), expenses, judgments, fines, penalties, charges and amounts paid in settlement (collectively, “Losses”), as incurred, arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary, final or summary Prospectus, contained therein or related thereto, or any amendment or supplement thereto, together with the documents incorporated by reference therein, or any free writing prospectus utilized in connection therewith, incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and (without limitation of the preceding portions of this Section 8(a)) will reimburse each such

Holder and each Person who controls each such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action; provided that the Company will not be liable to a Holder or underwriter in any such case to the extent that any such Losses arise out of or are based on any untrue statement or omission by such Holder or underwriter, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, preliminary, final or summary Prospectus, contained therein or related thereto, or any amendment or supplement thereto, together with the documents incorporated by reference therein, or any free writing prospectus utilized in connection therewith in reliance upon and in conformity with written information that is furnished to the Company by such Holder or underwriter for use therein and relates to such Holder or underwriter, as applicable. It is agreed that the indemnity agreement contained in this Section 8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(b) Indemnification by Holder of Registrable Securities. In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, each Holder whose Registrable Securities are included on such Registration Statement shall indemnify and hold harmless, to the fullest extent permitted by law, severally and not jointly with any other Holders of Registrable Securities included on such Registration Statement, the Company, its directors, its officers who sign the Registration Statement, and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and all other prospective sellers, from and against all Losses arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in such Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary, final or summary Prospectus, contained therein or related thereto, or any amendment or supplement thereto, together with the documents incorporated by reference therein, or any free writing prospectus utilized in connection therewith, incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will (without limitation of the portions of this Section 8(b)) reimburse the Company, its directors, its officers who sign the Registration Statement, and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and all other prospective sellers for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such Registration Statement, preliminary, final or summary Prospectus, contained therein or related thereto, or any amendment or supplement thereto, together with the documents incorporated by reference therein, or any free writing prospectus utilized in connection therewith in reliance upon and in conformity with written information that is furnished to the Company by such Holder expressly for inclusion therein and that relates to such Holder; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided, further, that the liability of such Holder shall be limited to the net proceeds received by such selling Holder from the sale of Registrable Securities covered by such Registration Statement.

(c) Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall give prompt notice to the party from which such indemnity is sought (the “Indemnifying Party”) of any claim or of the commencement of any Proceeding with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been materially prejudiced by such delay or failure. The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such claim or Proceeding, to, unless in the Indemnified Party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, assume, at the Indemnifying Party’s expense, the defense of any such claim or Proceeding, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that an Indemnified Party shall have the right to employ separate counsel in any such claim or Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (i) the Indemnifying Party agrees to pay such fees and expenses; or (ii) the Indemnifying Party fails promptly to assume, or in the event of a conflict of interest cannot assume, the defense of such claim or Proceeding or fails to employ counsel reasonably satisfactory to such Indemnified Party, in which case the Indemnified Party shall have the right to employ separate counsel and to assume the defense of such claim or proceeding at the Indemnifying Party’s expense; provided, further, however, that the Indemnifying Party shall not, in connection with any one such claim or Proceeding or separate but substantially similar or related claims or Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the Indemnified Parties, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). The Indemnifying Party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder.

(d) Contribution. If the indemnification provided for in this Section 8 is unavailable to an Indemnified Party in respect of any Losses (other than in accordance with its terms), then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made (or omitted) by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8(d), an Indemnifying Party that is a selling Holder shall not be required to contribute any amount in excess of the amount that such Indemnifying Party has otherwise been, or would otherwise be, required to pay pursuant to Section 8(b) by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control except to the extent such provisions are less favorable to any Holder, as applicable.

Section 9. Rule 144.

(a) The Company shall (i) file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner, and (ii) furnish to each Holder forthwith upon written request, (x) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (y) a copy of the most recent annual or quarterly report of the Company, and (z) such other reports and documents so filed by the Company as such Holder may reasonably request in availing itself of Rule 144, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

(b) The foregoing provisions of this Section 9 are not intended to modify or otherwise affect any restrictions on transfers of securities contained in the Stockholders’ Agreement.

Section 10. Underwritten Registrations. If any Demand Registration is an underwritten offering, the Key Investors participating therein shall have the right to mutually select (or if only one Key Investor is participating, such Key Investor shall have the right to select) the investment banker or investment bankers and managers to administer the offering, subject to approval by the Company, not to be unreasonably withheld. The Company shall have the right to select the investment banker or investment bankers and managers to administer any Piggyback Registration.

No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell the Registrable Securities it desires to have covered by Registration Statement on the basis provided in any underwriting arrangements in customary form, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, provided that such Person shall not be required to make any representations or warranties other than those related to title and ownership of such Person’s shares and as to the accuracy and completeness of statements made in a Registration Statement, Prospectus, offering circular, or other document in reliance upon and in conformity with written information that is furnished to the Company or the managing underwriter by such Person for use therein and that relates to such Person and (iii) cooperates with the Company’s reasonable requests in connection with such registration or qualification (it being understood that the Company’s failure to perform its obligations hereunder, which failure is caused by such person’s failure to cooperate with such reasonable requests, will not constitute a breach by the Company of this Agreement).

Section 11. Limitation on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of each Key Investor and a majority vote of the board of directors of the Company, enter into any agreement with any holder or prospective holder of any Company Security giving such holder or prospective holder any registration rights the terms of which are more favorable than the registration rights granted to the Key Investors hereunder, or which would reduce the amount of Registrable Securities the Key Investors can include in any registration statement filed pursuant to Section 2 hereof, unless such rights are subordinate in all respects to those of the Key Investors.

Section 12. Miscellaneous.

(a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this section, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company, each Key Investor and Holders of at least a majority of the Registrable Securities outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Key Investors whose securities are being sold pursuant to a Registration Statement may be given by each Key Investor with Registrable Securities being sold pursuant to such Registration Statement.

(b) Notices. All notices required to be given hereunder shall be in writing and shall be deemed to be duly given if personally delivered, telecopied and confirmed, or mailed by certified mail, return receipt requested, or overnight delivery service with proof of receipt maintained, at the following address (or any other address that any such party may designate by written notice to the other parties):

If to the Company, to the address of its principal executive offices.

If to any Holder, to such Holder’s address as set forth on the records of the Company.

Any such notice shall, if delivered personally, be deemed received upon delivery; shall, if delivered by telecopy, be deemed received on the first business day following confirmation; shall, if delivered by overnight delivery service, be deemed received the first business day after being sent; and shall, if delivered by mail, be deemed received upon the earlier of actual receipt thereof or five (5) business days after the date of deposit in the United States mail.

(c) Successors and Assigns; Status. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including the Company and subsequent Holders who have acquired Registrable Securities, directly or indirectly, from the Holders in accordance with the provisions of the Stockholders’ Agreement; provided, however, that such assignee shall not be entitled to such rights unless such assignee shall have executed and delivered to the Company an Addendum Agreement substantially in the form of Exhibit B hereto (which shall also be executed by the Company) promptly following the acquisition of such Registrable Securities, in which event such assignee shall be deemed a Holder or an Investor, to the same extent as the applicable Assignor, for purposes of this Agreement. Except as provided in Section 8 with respect to an Indemnified Party, nothing expressed or mentioned in this Agreement is intended or shall be construed to give any Person other than the parties hereto and their respective successors and permitted assigns any legal or equitable right, remedy or claim under, in or in respect of this Agreement or any provision herein contained.

(d) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e) Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(f) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

(g) Jurisdiction. The parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of the courts of the State of New York and the federal courts of the United States of America located in the Borough of Manhattan, State of New York, and appropriate appellate courts therefrom, over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby, and each party hereby irrevocably agrees that all claims in respect of such dispute or proceeding may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. This consent to jurisdiction is being given solely for purposes of this Agreement and is not intended to, and shall not confer consent to jurisdiction with respect to any other dispute in which a party to this Agreement may become involved.

Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action, or proceeding of the nature specified in the paragraph above by the mailing of a copy thereof in the manner specified by the provisions of subsection (b) of this Section 12.

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

(h) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(i) Entire Agreement. This Agreement, the Investment Agreement and the Stockholders’ Agreement are intended by the parties as a final expression of their agreement, and are intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein, with respect to the registration rights granted by the Company with respect to Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(j) Securities Held by the Company or its Subsidiaries. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its subsidiaries shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(k) Specific Performance. The parties hereto recognize and agree that money damages may be insufficient to compensate the Holders for breaches by the Company of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.

(l) Term. This Agreement shall terminate with respect to any Holder (including its Permitted Transferees that hold Registrable Securities) on the date on which such Holder (together with its Permitted Transferees) ceases to own beneficially at least 5% of the

Registrable Securities contemplated to be acquired by such Holder pursuant to its Maximum Committed Percentage, or acquired by such Holder on the Determination Date; provided, however, that, if any Holder has sold more than 95% of the Registrable Securities acquired by such Holder pursuant to its Maximum Committed Percentage, or by such Holder on the Determination Date (not including sales to affiliates or Permitted Transferees), but Registrable Securities that such Holder proposed to sell have been subject to the underwriter cutbacks described in Section 2(b) or 3(b), then this Agreement shall not terminate with respect to such Holder until all of such Holder’s Registrable Securities have been sold; provided, that the next time such Holder seeks to register Registrable Securities, it seeks to register all of its remaining Registrable Securities; provided, further, that, each Holder’s rights and obligations pursuant to Section 8, as well as the Company’s obligations to pay expenses pursuant to Section 7, shall survive with respect to any registration statement in which any Registrable Securities of the Holder were included and each Holder’s obligations under Section 5 shall continue in respect of any lock-up period that commenced prior to termination.

[Signatures appear on following page.]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first above written.

COMPANY

TGR FINANCIAL, INC.

By:	/s/ Gary L. Tice
Name:	Gary L. Tice
Title:	Chairman and Chief Executive Officer

[Signature Page—Registration Rights Agreement]

KEY INVESTORS

LIGHTYEAR FUND II, L.P.

By:	Lightyear Fund II GP, L.P., its general partner

By:	Lightyear Fund II GP Holdings, LLC, its general partner

By:	/s/ Timothy Kacani
Name:	Timothy Kacani
Title:	Authorized Signatory

LIGHTYEAR CO-INVEST PARTNERSHIP II, L.P.

By:	Lightyear Fund II GP Holdings, LLC, its general partner

By:	/s/ Timothy Kacani
Name:	Timothy Kacani
Title:	Authorized Signatory

[Signature Page—Registration Rights Agreement]

BAY II RESOURCE PARTNERS, L.P.

By:	/s/ Ned Case
Name:	Ned Case
Title:	Vice President

BAY RESOURCE PARTNERS, L.P.

By:	/s/ Ned Case
Name:	Ned Case
Title:	Vice President

BRP II FINANCIAL INVESTMENTS, LLC

By:	/s/ Ned Case
Name:	Ned Case
Title:	Vice President

/s/ Thomas E. Claugus
Thomas E. Claugus

[Signature Page—Registration Rights Agreement]

INVESTORS

CRADLE COVE PARTNERS II, L.P.

By:	/s/ Shivan Govindan
Name:	Shivan Govindan
Title:	President

CRADLE COVE INVESTMENT OPPORTUNITIES FUND, L.P.

By:	/s/ Shivan Govindan
Name:	Shivan Govindan
Title:	President

BAUM PRIVATE INVESTMENTS, LLC

By:	/s/ Theodore Baum
Name:	Theodore Baum
Title:	President

COMPASS ISLAND INVESTMENT OPPORTUNITIES FUND A, L.P.

By:	/s/ Shivan Govindan
Name:	Shivan Govindan
Title:	President

[Signature Page—Registration Rights Agreement]

ENDICOTT OPPORTUNITY PARTNERS III, L.P.

By:	W.R. Endicott III, L.L.C., its general partner

By:	/s/ Robert I. Usdan
Name:	Robert I. Usdan
Title:	Managing Member

[Signature Page—Registration Rights Agreement]

JOHN RODGERS, L.P.

By:	USS-Constitution GP, LLC, its general partner

By:	Constitution Capital Partners, LLC, its managing member

By:	/s/ Daniel M. Cahill
Name:	Daniel M. Cahill
Title:	Authorized Signatory

[Signature Page—Registration Rights Agreement]

S-FNBGC LP

By:	S-FNBGC GP Inc., its general partner

By:	/s/ Anthony G. Barbuto
Name:	Anthony G. Barbuto
Title:	Director

[Signature Page—Registration Rights Agreement]

BANC FUND VII L.P.

By:	MidBanc VII L.P., its general partner
By:	THE BANC FUNDS COMPANY, L.L.C.,
its general partner

By:	/s/ Charles J. Moore
Name:	Charles J. Moore
Title:	Member

BANC FUND VIII L.P.

By:	MidBanc VIII L.P., its general partner
By:	THE BANC FUNDS COMPANY, L.L.C., its general partner

By:	/s/ Charles J. Moore
Name:	Charles J. Moore
Title:	Member

[Signature Page—Registration Rights Agreement]

GC PARTNERS INTERNATIONAL LTD.

By:	/s/ David Golub
Name:	David Golub
Title:	Director

GEMS FUND, L.P.

By:	GEMS, Associates, LLC, its general partner

By:	/s/ David Golub
Name:	David Golub
Title:	Managing Member

[Signature Page—Registration Rights Agreement]

PRIME CAPITAL MASTER SPC – GOT WAT MAC SEGREGATED PORTFOLIO

By:	Waterstone Capital Management, LP, as investment manager

By:	/s/ Jeffrey C. Erb
Name:	Jeffrey C. Erb
Title:	General Counsel

WATERSTONE MARKET NEUTRAL MASTER FUND, LTD.

By:	Waterstone Capital Management, LP, as investment manager

By:	/s/ Jeffrey C. Erb
Name:	Jeffrey C. Erb
Title:	General Counsel

WATERSTONE MARKET NEUTRAL MAC 51, LTD.

By:	Waterstone Capital Management, LP, as investment manager

By:	/s/ Jeffrey C. Erb
Name:	Jeffrey C. Erb
Title:	General Counsel

WATERSTONE OFFSHORE AD FUND, LTD.

By:	Waterstone Capital Management, LP, as investment manager

By:	/s/ Jeffrey C. Erb
Name:	Jeffrey C. Erb
Title:	General Counsel

[Signature Page—Registration Rights Agreement]

CONTEXT BH PARTNERS, LP

By:	CCP BH Management III, LP, as investment manager

By:	/s/ Robert Hendershott
Name:	Robert Hendershott
Title:	Member

[Signature Page—Registration Rights Agreement]

EXHIBIT A

Registration Rights Agreement

Holder

Counterpart Signature Page

Reference is hereby made to that certain Registration Rights Agreement, dated as of                      (the “Registration Rights Agreement”), by and among TGR Financial, Inc., a Florida corporation (“Issuer”), and the several investors party thereto, as the same may be amended or modified from time to time in accordance with its terms. By signing below, the undersigned hereby acknowledges receipt of the Registration Rights Agreement and becomes a party to, and bound by all of the terms and conditions of, the Registration Rights Agreement as a Holder.

Executed this day of

Holder:

[HOLDER NAME]

By:
Name:
Title:

Exhibit

SCHEDULE I

KEY INVESTORS

LIGHTYEAR ENTITIES

LIGHTYEAR CO-INVEST PARTNERSHIP II, L.P.

LIGHTYEAR FUND II, L.P.

GMT ENTITIES

BAY II RESOURCE PARTNERS, L.P.

BAY RESOURCE PARTNERS, L.P.

BRP II FINANCIAL INVESTMENTS, LLC

Thomas E. Claugus

INVESTORS

CRADLE COVE PARTNERS II, L.P.

CRADLE COVE INVESTMENT OPPORTUNITIES FUND, L.P.

BAUM PRIVATE INVESTMENTS, LLC

COMPASS ISLAND INVESTMENT OPPORTUNITIES FUND A, L.P.

ENDICOTT OPPORTUNITY PARTNERS III, L.P.

JOHN RODGERS, L.P.

S-FNBGC LP

BANC FUND VII L.P.

BANC FUND VIII L.P.

GC PARTNERS INTERNATIONAL LTD

GEMS FUND, L.P.

PRIME CAPITAL MASTER SPC – GOT WAT MAC SEGREGATED PORTFOLIO

WATERSTONE MARKET NEUTRAL MASTER FUND, LTD.

WATERSTONE MARKET NEUTRAL MAC 51, LTD.

WATERSTONE OFFSHORE AD FUND, LTD.

CONTEXT BH PARTNERS, LP

HOLDERS

Schedule

EXHIBIT B

ADDENDUM AGREEMENT

This Addendum Agreement is made this      day of             , 20    , by and between                      (the “Holder”) and TGR Financial, Inc., a Florida corporation (the “Company”), pursuant to a Registration Rights Agreement dated as of                      (the “Agreement”), by and among the Company and the various Investors and Holders party thereto. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

WITNESSETH:

WHEREAS, the Company has agreed to provide registration rights with respect to the Registrable Securities as set forth in the Agreement; and

WHEREAS, the Holder has acquired Registrable Securities directly or indirectly from the Investor;

WHEREAS, such Investor has assigned [certain of][its] rights with respect to such Registrable Securities to the Holder; and

WHEREAS, the Company and the Investors have required in the Agreement that all persons desiring registration rights must enter into an Addendum Agreement binding the Holder to the Agreement to the same extent as if it were an original party thereto;

NOW, THEREFORE, in consideration of the mutual promises of the parties, the Holder acknowledges that it has received and read the Agreement and that the Holder shall be bound by, and shall have the benefit of, all of the terms and conditions set out in the Agreement to the same extent as if it were an original party to the Agreement and shall be deemed to be an Investor and/or Holder thereunder with the same rights of such Investor and/or Holder to the extent so assigned.

Holder

Acknowledged and agreed:

TGR FINANCIAL, INC.

By:
Name:
Title:

Exhibit B